Summary of Net Realized Investment Gains And Losses (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net Realized Investment Gains and Losses
Net realized derivative (losses) gains		$ 120	$ (1,087)	$ 705
Realized gains on sales		11	31	32
Realized losses on sales		(37)	(19)	(54)
Other		(11)	2
Net realized investment (losses) gains before other-than-temporary impairments on fixed maturity securities		83	(1,073)	683
Other-than-temporary impairments on fixed maturity securities	[1]	(1)	(5)	(5)
Net realized investment (losses) gains, including other-than-temporary impairments		$ 82	$ (1,078)	$ 678

[1]	Other-than-temporary impairments on fixed maturity securities are net $2 million, $1 million and $6 million of non-credit losses included in other comprehensive income for the years ended December 31, 2015, 2014 and 2013, respectively.